COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
30.	COMMITMENTS AND CONTINGENCIES

(a)	Operating lease commitments

From January 1, 2008, Jiangxi Jinko leased buildings and land use rights from Desun, under a non-cancelable operating lease expiring in January 2018. In addition, the Group also leased office buildings for its offices under non-cancelable operating lease from third parties.

Future minimum obligations for operating leases are as follows:

Twelve months ended June 30,	RMB
2018	56,196,390
2019	26,314,243
2020	8,793,298
2021	6,659,670
2022	4,501,221
Thereafter	6,200,000
Total	108,664,822

Rental expense under all operating leases were RMB11,665,947 and RMB5,575,663 for the six months ended June 30, 2016 and 2017, respectively.

(b) Capital commitments

The Group entered into several purchase agreements and supplementary agreements with certain suppliers to acquire machineries to be used in the manufacturing of its products. The Group's total future payments under these purchase agreements amounted to RMB2,626,090,504 as of June 30, 2017.

Twelve months ended June 30,	RMB
2018	2,363,481,454
2019	262,609,050
Thereafter	-
Total	2,626,090,504

(c) Contingencies

In July 2008, Jiangxi Jinko entered into a long-term supply agreement with Wuxi Zhongcai, a producer of polysilicon materials. Jiangxi Jinko provided a prepayment of RMB95.6 million pursuant to such contract. Wuxi Zhongcai subsequently halted production as a result of the adverse changes in the polysilicon market. In February 2013, Jiangxi Jinko sued Wuxi Zhongcai in Shangrao City Intermediate People’s Court for the refund of the outstanding balance of our prepayment of RMB93.2 million after deducting delivery made to Jiangxi Jinko by an affiliate of Wuxi Zhongcai. In February 2013, Wuxi Zhongcai sued Jiangxi Jinko in Shanghai Pudong New Area People’s Court for approximately RMB2.7 million for breaching the contract by failing to make allegedly required payments and reject the refund of the prepayment of RMB95.6 million to Jiangxi Jinko. In December, 2015, Jiangxi Jinko made an alternation of the claim under which Jiangxi Jinko requested the refund of the prepayment of RMB93.2 million, the interests accrued from such prepayment, and the liquidated damages in the amount of RMB93.2 million. In January, 2016, Wuxi Zhongcai also changed the plea, in which Wuxi Zhongcai claimed for the liquidated damages amounting to approximately RMB102 million, the losses suffered from the termination of the agreement in the amount of RMB 150 million and rejected the refund of the prepayment of RMB 95.6 million to Jiangxi Jinko The above two lawsuits are pending before the Shanghai High People’s court as of the date of this annual report. The Company is unable to reliably estimate the probability of prevailing in the case and the scope of any liabilities. The Company has provided full provision for the RMB93.2 million of the outstanding balance of prepayment to Wuxi Zhongcai in 2012.

(d) Guarantees

Upon the disposition of Jiangxi Jinko Engineering, the Company provided the loan guarantee and redemption guarantee to Jiangxi Jinko Engineering (note 3 & note 29).

The Company provided a debt payment guarantee in connection with a loan facility granted to Sweihan PV Power Company P.J.S.C, equity investee of the Company for developing overseas solar power project, in a maximum aggregate principal amount not exceeding US$50 million.